                                                                 EXHIBIT 23.2(b)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement of our report, dated June 12, 1996, relating to the consolidated financial statements of Premier Bancshares, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                /s/ Mauldin & Jenkins
                                ---------------------

Atlanta, Georgia
July 11, 1996